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                                                                    Exhibit 10.2

[BANK OF AMERICA LOGO]

                        AMENDMENT NO. 7 TO LOAN AGREEMENT

         This Amendment No. 7 (the "Amendment") dated as of June 25, 2003, is between Bank of America, N.A. (the "Bank") and Cohu, Inc. (the "Borrower").

                                    RECITALS

         A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of June 15, 1998 (together with any previous amendments, the "Agreement").

         B. The Bank and the Borrower desire to amend the Agreement.

                                    AGREEMENT

         1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

         2. Amendments. The Agreement is hereby amended as follows:

         2.1 In Paragraph 1.2 of the Agreement, the date "July 1, 2004" is substituted for the date "July 1, 2003.

         3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers.

         4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

         5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         6. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment.

Borrower:                              Bank:

Cohu, Inc.                             Bank of America, N.A.

By /s/ John H. Allen                   By /s/ Gordon W. Wiens
-----------------------------------    -----------------------------------------
   John H. Allen, Vice/President &        Gordon W. Wiens, Senior Vice President
   Chief Financial Officer